SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-K



                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  April 27, 2004



                    AMLI RESIDENTIAL PROPERTIES TRUST
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in its Charter)



                                Maryland
             ----------------------------------------------
             (State or Other Jurisdiction of Incorporation)



             1-12784                           36-3925916
     ------------------------     ------------------------------------
     (Commission File Number)     (I.R.S. Employer Identification No.)



125 South Wacker Drive, Suite 3100,
         Chicago, Illinois                        60606
----------------------------------------       ----------
(Address of Principal Executive Offices)       (Zip Code)



                             (312) 443-1477
          ----------------------------------------------------
          (Registrant's Telephone Number, Including Area Code)



                             Not Applicable
      -------------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            99.1 News Release, dated April 27, 2004 incorporated herein by reference.

            99.2 First Quarter 2004 Supplemental Operating and Financial
                 Data.



ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
            (PROVIDED UNDER "ITEM 9.  REGULATION FD DISCLOSURE")

      The information required by Item 12 is being provided under Item 9 pursuant to SEC interim filing guidance provided in SEC press release No. 2003-41.

      The information contained in this Form 8-K is furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      On April 27, 2004, AMLI Residential Properties Trust ("AMLI") issued a News Release announcing its earnings for the first quarter of 2004. A copy of the News Release is attached as Exhibit 99.1 to this Report.

                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             AMLI RESIDENTIAL PROPERTIES TRUST




Dated:  April 27, 2004       By:   /s/ ROBERT J. CHAPMAN
                                   -----------------------------
                                   Robert J. Chapman
                                   Chief Financial Officer

                              EXHIBIT INDEX


EXHIBIT
  NO.      DESCRIPTION
------     -----------

99.1 News Release, dated April 27, 2004 incorporated herein by reference.

99.2       First Quarter 2004 Supplemental Operating and
           Financial Data.